UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 29, 2003

DUCOMMUN INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-1222	95-0693330
(State of Incorporation)	(Commission File No.)	(IRS Identification No.)

111 West Ocean Boulevard, Suite 900 Long Beach, California	90802
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (562) 624-0800

N/A

(Former name, former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

(c)  Exhibits.

99.1    Ducommun Incorporated press release issued July 29, 2003 regarding second quarter 2003 results.

Item 12.    Results of Operations and Financial Condition.

Ducommun Incorporated issued a press release on July 29, 2003 in the form attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here-unto duly authorized.

DUCOMMUN INCORPORATED
(Registrant)

Date: July 29, 2003	By:	/s/ JAMES S. HEISER
James S. Heiser
Vice President, Chief Financial
Officer and General Counsel